Goodwill	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Goodwill
14.	Goodwill

Million US dollar	31 December 2020	31 December 2019
Acquisition cost
Balance at end of previous year	128 119	133 316
Effect of movements in foreign exchange	(4 723)	53
Acquisitions through business combinations	185	682
Disposals through the sale of subsidiaries	—	(22)
Hyperinflation monetary adjustments	120	171
Reclassified as held for sale	—	(6 081)

Balance at end of the period	123 702	128 119
Impairment losses
Balance at end of previous year	(5)	(5)
Effect of movements in foreign exchange	(226)	—
Impairment losses	(2 500)	—

Balance at end of the period	(2 731)	(5)
Carrying amount
at 31 December 2019	128 114	128 114
at 31 December 2020	120 971	—
During 2020, AB InBev recognized goodwill on acquisitions of subsidiaries of 185m US dollar (2019: 682m US dollar) – see also Note 6
Acquisitions and disposals of subsidiaries
.
Goodwill, which accounted for approximately 53% of AB InBev total assets as at 31 December 2020, is tested for impairment at the cash-generating unit level (that is one level below the operating segments). The cash-generating unit level is the lowest level at which goodwill is monitored for internal management purposes. Except in cases where the initial allocation of goodwill has not been concluded by the end of the initial reporting period following the business combination, goodwill is allocated as from the acquisition date to each of AB InBev’s cash-generating units that are expected to benefit from the synergies of the combination whenever a business combination occurs.
Interim impairment testing
The
COVID-19
pandemic resulted in a sharp contraction of sales during the second quarter of 2020 in many countries in which the company operates. The decline in performance resulting from the
COVID-19
pandemic was viewed as a triggering event for impairment testing in accordance with IAS 36
Impairment of Assets
. Consequently, the company conducted an impairment test during the second quarter of 2020 for the cash-generating units showing the highest invested capital to EBITDA multiples: Colombia, Rest of Middle Americas, South Africa, Rest of Africa and Rest of Asia Pacific.
By 30 June 2020, the uncertain course of the pandemic in the absence of effective vaccines or treatments, had caused extraordinary economic uncertainty, including how different countries would be affected, the speed of their recovery, the financial and fiscal measures these countries could implement and the longer term impact on the weighted average cost of capital and terminal growth rate of these countries.

During its interim goodwill impairment testing, the company considered several scenarios of the recovery of sales for the different cash-generating units being tested and ran sensitivity analysis for key assumptions including the weighted average cost of capital and the terminal growth rate. These scenarios were based on management’s assumptions at the time on the recovery in a base case (which the company deemed to be the most likely case at the time of the interim impairment test), a best case and a worst case scenario per cash generating unit following the common recovery shapes: L, U and V where the letters describe the trajectory of key assumptions tracking economic conditions. In view of the uncertainties, management assumed a 15 to 30% probability for the worst case scenario, dependent on the cash generating units in this interim impairment testing.
Based upon the results of the interim impairment test and considering the assumptions described below, the company concluded that no goodwill impairment was warranted under the base and best case scenarios. Nevertheless, under the worst case scenario ran with higher discount rates to factor the heightened business risk, the company concluded that the recoverable amounts were below the carrying value for the South Africa and Rest of Africa cash-generating units. As a consequence, management concluded, based on the valuations performed, that it was prudent in view of the uncertainties to record an impairment of goodwill of (1.5) billion US dollar for the South Africa cash generating unit and (1.0) billion US dollar for the Rest of Africa cash generating unit applying a 30% probability of occurrence. The impairment charge was allocated to the company’s EMEA reportable segment as at 30 June 2020.
In the sensitivity analyses carried out as at 30 June 2020, based on the worst case discounted cash flow calculations, an adverse change of 1% in the WACC applied would lead to a reduction of the recoverable amount below the carrying amount for the South Africa, Rest of Africa, Columbia and Rest of Middle Americas cash generating units and would give rise to an additional impairment of 0.6 billion US dollar for the South Africa and Rest of Africa cash generating units, applying a 30% probability of occurrence. The company would therefore be faced with a risk of future impairment under the worst case scenario at these higher WACC assumptions.
A 5% increase/(decrease) in probability applied for the worst case scenario (holding all other assumptions constant) would lead to an additional/(reduced) impairment of 0.4 billion US dollar for the South Africa and Rest of Africa cash-generating units in aggregate.
These calculations were based on management’s assessment of reasonably possible adverse changes in key assumptions at the time of the interim impairment testing, yet they are hypothetical and should not be viewed as an indication that these factors are likely to change. The sensitivity analyses should therefore be interpreted with caution.
Annual impairment testing
The company performed a new impairment testing during the fourth quarter of 2020 for its cash-generating units and ran sensitivity analysis for key assumptions including the weighted average cost of capital and the terminal growth rate. The impairment testing considered a single scenario based on management’s assumptions of the future performance of its cash-generating units and applied the assumptions described below.
Based on the annual goodwill impairment testing reperformed by management during the fourth quarter of 2020 in accordance with the methodology discussed above, no additional impairment charge was warranted.
Impairment testing methodology
The company performed its interim and annual goodwill impairment test at cash generating unit level, which is the lowest level at which goodwill is monitored for internal management purposes.
AB InBev’s impairment testing methodology is in accordance with IAS 36
Impairment of Assets
, in which
fair-value-less-cost-to-sell
and value in use approaches are taken into consideration. This consists in applying a discounted cash flow approach based on acquisition valuation models for the cash-generating units showing an invested capital to EBITDA multiple above 9x and valuation multiples for the other cash-generating units.
The key judgments, estimates and assumptions used in the discounted cash flow calculations were generally as follows:

•
In the first three years of the model, cash flows are based on AB InBev’s
1-year
plan as approved by key management and management assumptions for the following 2 years. The three-year plan model is prepared per cash-generating unit and is based on external sources in respect of macro-economic assumptions, industry, inflation and foreign exchange rates, past experience and identified initiatives in terms of market share, revenue, variable and fixed cost, capital expenditure and working capital assumptions. For the interim goodwill impairment testing, the company assumed a base case, best case and worst case scenario for each cash-generating unit being tested and ran sensitivities. For the annual impairment testing, the company considered a single scenario;

•
For the subsequent seven years of the model, data from each scenario was extrapolated generally using simplified assumptions such as macro-economic and industry assumptions, variable cost per hectoliter and fixed cost linked to inflation, as obtained from external sources;

•
Cash flows after the first
ten-year
period are extrapolated generally using expected annual long-term GDP growth rates, based on external sources, in order to calculate the terminal value, considering sensitivities on this metric;

•
Projections are discounted at the unit’s weighted average cost of capital (WACC), considering sensitivities on this metric with more conservative assumptions in the worst case scenario interim impairment testing to factor the heightened business risk;

•	Cost to sell is assumed to reach 2% of the entity value based on historical precedents.
For the main cash generating units, the terminal growth rate applied generally ranged between 2% and 5%.
The WACC applied in US dollar nominal terms were as follow:

Cash-generating unit	31 December 2020	30 June 2020 1	31 December 2019
Colombia	6%	6% - 7%	6%
Rest of Middle Americas	9%	10% - 11%	9%
South Africa	7%	7% - 8%	7%
Rest of Africa	10%	10% - 12%	10%
Rest of Asia Pacific	6%	8%	—
While a change in the weighted average cost of capital and the terminal growth rate used in impairment testing could have a material impact on the calculation of the fair values and trigger an impairment charge, based on the sensitivity analysis performed for the fourth quarter discounted cash flow calculations, the company is not aware of any reasonably possible change in the key assumptions that would cause the cash-generating units’ carrying amount to exceed its recoverable amount.
In the sensitivity analysis performed by management during the annual impairment testing in 2019 and 2020, an adverse change of 1% in WACC would not cause a cash-generating unit’s carrying amount to exceed its recoverable amount.
Goodwill impairment testing relies on a number of critical judgments, estimates and assumptions. AB InBev believes that all of its estimates are reasonable: they are consistent with the company’s internal reporting and reflect management’s current best estimates. However, inherent uncertainties exist, including the rate of recovery of the countries following the
COVID-19
pandemic, and other factors that management may not be able to control. If the company’s current assumptions and estimates, including projected revenues growth rates, competitive and consumer trends, weighted average cost of capital, terminal growth rates, and other market factors, are not met, or if valuation factors outside of the company’s control change unfavorably, the estimated fair value of goodwill could be adversely affected, leading to a potential further impairment in the future.
Although AB InBev believes that its judgments, assumptions and estimates are appropriate, actual results may differ from these estimates under different assumptions or market or macro-economic conditions.
The carrying amount of goodwill was allocated to the different cash-generating units as follows:

Million US dollar	31 December 2020	31 December 2019
United States	33 552	33 451
Rest of North America	2 105	1 984
Mexico	12 446	13 175
Colombia	17 748	18 647
Rest of Middle Americas	24 036	25 257
Brazil	3 521	4 539
Rest of South America	1 061	1 101
Europe	2 444	2 277
South Africa	11 110	13 500
Rest of Africa	4 990	6 691
China	3 291	3 095
Rest of Asia Pacific	4 059	4 397
Global Export and Holding Companies	608	—

Total carrying amount of goodwill	120 971	128 114

1	With the higher WACC applied in the worst case scenario in the interim impairment testing.